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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 1, 2004
                               -----------------

                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-27115               77-0364943
            --------                    ---------               ----------
 (State or Other Jurisdiction of       (Commission            (IRS Employer
         Incorporation)                File Number)        Identification No.)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 1, 2004, PCTEL, Inc., a Delaware corporation (the "Company") and Evergreen Brighton, L.L.C., a Delaware limited liability Company ("Seller"), entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement"). The Purchase and Sale Agreement provides for the purchase by the Company, or an entity owned and controlled by the Company, of an approximately 75,000 square foot building on approximately 6.7 acres of land in Bloomingdale, Illinois (collectively, the "Property") in exchange for the payment by the Company of approximately $4.86 million. The Company does not intend to finance the purchase of the Property, and expects to pay the purchase price with existing working capital. The Purchase Agreement contains representations and warranties of the parties, closing conditions and termination and other customary provisions. The Company expects the purchase of the Property to close on or about December 17, 2004.

         The Company plans to move operations relating to its antenna brands to the Property, including operations relating to the selected assets recently acquired from Andrew Corporation and the operations of MAXRAD, Inc., an Illinois company and wholly-owned subsidiary of the Company ("MAXRAD"). MAXRAD's operations are currently housed in a facility owned by MAXRAD in Hanover Park, Illinois (the "Hanover Park Property"). MAXRAD intends to sell the Hanover Park Property, although the timetable for, and terms of, the sale have not been determined.

         The foregoing description of the terms of the Purchase and Sale Agreement is qualified in its entirety by reference to the Purchase and Sale Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PCTEL, INC.

                                          By:  /s/ John Schoen
                                             ----------------------------
                                             John Schoen
                                             Chief Operating Officer and
                                             Chief Financial Officer

Date:  November 3, 2004